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                                   EXHIBIT 99


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600 Powers Building, 16 West Main Street,                          585-454-1250
Rochester, New York 14614-1601
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FOR IMMEDIATE RELEASE                        CONTACT:  Steven M. Morse
                                             PRESIDENT, TREASURER AND SECRETARY
                                             (585) 454-1250


                    GENESEE CORPORATION ANNOUNCES DISSOLUTION

     ROCHESTER, NEW YORK, August 21, 2006-- Genesee Corporation (OTC BULLETIN
BOARD: GENBA; GENBB) today announced that it has been dissolved by the filing of its Certificate of Dissolution with the New York Secretary of State on August 16, 2006. The Company currently anticipates winding up its business and making a final liquidating distribution to its shareholders prior to December 31, 2006.